Exhibit 10.45

Placement Agent Agreement

Alien Technology Corporation & Advanced Equities, Inc.

Alien Technology Corporation, a Delaware corporation (the “Company”), hereby engages Advanced Equities, Inc., an Illinois corporation (“PA”), to assist the Company in obtaining financing through a private placement, between the date of this Agreement and November 24, 2005, of the Company’s Series H Preferred Stock (the “Preferred Shares”) described in the attached Exhibit B (the “Financing”) as follows:

1. Services.

(a) PA shall offer participation in the Financing to potential investors which PA reasonably believes after conducting due inquiry are “accredited investors” as defined by Regulation D. The potential investors in the Financing first introduced by PA to Company are set forth on Exhibit A-1 (each, a “Qualified Investor”); provided, however, Qualified Investors shall not include persons that are stockholders of the Company on the date of this Agreement or those entities set forth on Exhibit A-2; provided, further, no new Qualified Investors shall be added to Exhibit A-1 without the written consent of the Company.

(b) PA acknowledges that (i) the Company is free to contact potential investors directly and engage other agents on its behalf, (ii) the Company may determine, in its sole discretion, whether to accept an offered investment by a Qualified Investor and (iii) the Company is not obligated to compensate PA for investments offered to the Company that the Company does not accept. However, the Company is obligated to accept investments in the Financing in the aggregate amount up to $48,259,685, and has accepted such amount as of November 4, 2005, from Qualified Investors that (x) have completed the suitability questionnaire in a form similar to Exhibit C and (y) the Company determines, in its reasonable discretion based on such suitability questionnaires, are accredited investors.

2. Compensation.

(a) Cash Compensation. The Company shall pay PA, as partial compensation for the services provided by PA hereunder, a cash fee (the “Cash Fee”) equal to 0.05 of the funds invested, as set forth on Appendix 1 to Exhibit A-1 (which Appendix shall be updated upon each subsequent closing of the Financing). By signing this Agreement, Company and PA hereby acknowledge that PA has already received from the Company funds in the amounts set forth opposite each Qualified Investor’s name under the heading “Fees Paid” on Appendix 1 and such funds shall be deemed to satisfy the Cash Fee owed to PA for placement of such Qualified Investor pursuant to this Section 2(a) (for the amounts invested in the Financing through November 4, 2005).

(b) Warrant Compensation. The Company shall issue PA, as the remainder of the compensation for the services provided by PA hereunder, a warrant (the “Warrant Fee” and with the Cash Fee, collectively, the “Fee”) in the form of the Warrant Agreement attached as Exhibit D. The Warrant Agreement will be exercisable for that number of shares of Series H Preferred Stock of the Company equal to the product of the number of shares of Series H Preferred Stock sold in the Financing to Qualified Investors and 0.05. In order for shares to be considered sold under this Section 2(b), the Company or its designated agent must have accepted possession of the applicable investment funds.

3. Term.

(a) Term. Unless and until terminated as set forth herein, this Agreement will continue in full force and effect for an initial term expiring at the earlier of: (i) the final closing of the Financing; or (ii) November 24, 2005; provided, however, Sections 6, 7 and 8 shall survive the termination of this Agreement.

(b) Renewal. Upon expiration of this Agreement pursuant to Section 3(a)(ii), the Company may renew this Agreement on a month-to-month basis by notice to PA at least 15 days prior to such expiration.

(c) Termination. (i) The Company may terminate this Agreement immediately and without notice in the event of breach by PA of this Agreement, and (ii) either party may terminate this Agreement upon 30 days’ prior written notice to the other party for any reason other than breach by PA of this Agreement. In the event the Company terminates this Agreement pursuant to Section 3(c)(i), PA will not be entitled to any unpaid Fee and the Company will be entitled to all other remedies available under applicable law. In the event the Company terminates this Agreement pursuant to Section 3(c)(ii), PA will be entitled to the Fee with respect to approved Qualified Investors if the Financing closes on or before November 24, 2005.

4. Performance. In connection with the performance of its duties under this Agreement, PA agrees as follows:

(a) PA shall act in a manner consistent with the instructions of the Company and comply with all applicable laws, whether foreign or domestic, of each jurisdiction in which PA proposes to carry on the business contemplated by this Agreement. PA shall not take any action or omit to take any action that would cause the Company to violate any law or any applicable exemption from registration under the Securities Act or the Securities Exchange Act or any applicable state securities law.

(b) PA shall provide the Company with a copy of each such record upon request by the Company’s counsel for compliance with applicable law or in response to judicial or administrative process.

(c) PA shall not make any untrue statement of a material fact or omit to state any fact necessary to make any statement made not misleading regarding the Company or the offer or sale of the Preferred Shares.

(d) PA shall not engage in any form of general solicitation or general advertising. For example PA shall not mention the Company in any public medium without the written permission of the Company.

(e) Before mentioning or sending any material related to the Company to any potential investor, PA shall, on the basis of PA’s prior relationship with the potential offeree, and after conducting due inquiry, reasonably believe that the potential offeree is: (x) an “accredited investor” and (y) so sophisticated and knowledgeable in business and financial matters that the potential offeree is capable of evaluating the merits and risks of an investment in the Company.

(f) PA shall cause its employees and affiliates to comply with all of the foregoing provisions of this Section 4.

5. Representations and Warranties.

PA represents and warrants that PA has and will maintain during this Agreement all licenses, registrations, permits and other authorizations required for PA to perform the activities and receive the compensation contemplated by this Agreement in each jurisdiction in which PA proposes to engage in such activities. In particular, but without limiting the generality of the foregoing, PA is and will be duly licensed or registered as a broker dealer or registered representative of a broker dealer under the Exchange Act and under the laws of each jurisdiction requiring such licensing or registration.

6. Indemnification.

(a) The Company agrees to indemnify and hold harmless PA, its officers, directors, employees, legal counsel and its affiliates (each, a “PA Indemnified Party”) against any and all losses, claims, damages, liabilities, joint or several, and expenses (including all legal or other expenses reasonably incurred by a PA Indemnified Party) caused by or arising out of (i) any misrepresentation or untrue statement or alleged misrepresentation or untrue statement of a material fact made by the Company, its officers or representatives to PA, or the omission or the alleged omission to state to PA a material fact necessary in order to make statements made not misleading in light of the circumstances under which they were made (except to the extent such misrepresentations, untrue statements or omissions are based on information provided to the Company by PA), or (ii) any misrepresentation or untrue statement or alleged misrepresentation or untrue statement of a material fact contained in any document related to the Company furnished to the Qualified Investors, or the omission or the alleged omission to state in the documents related to the Company furnished to the Qualified Investors a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they were made, to the extent such misstatements or omissions are made in reliance upon and in conformity with written information furnished by the Company for use in the documents related to the Company furnished to the Qualified Investors (it being understood that the only written information that shall be deemed furnished by the Company for use in documents to be furnished to the Qualified Investors is the information contained on pages 8-18 of the Advanced Equities Late Stage Opportunities Fund I, LLC’s Private Placement Memorandum dated May 12, 2005, as amended and supplemented by the Supplement thereto dated June 8, 2005). The Company agrees to reimburse the PA Indemnified Party for any reasonable expense (including reasonably fees and expenses of counsel) incurred as a result of producing documents, presenting testimony or evidence, or preparing to present testimony or evidence (based upon time expended by the PA Indemnified Party at its then current time charges or if such person shall have no established time charges, then based upon reasonable charges), in connection with any court or administrative proceeding (including any investigation which may be preliminary thereto) arising out of or relating to the performance by the PA Indemnified Party or any obligation hereunder. The Company’s obligations under this Section 6(a) shall be limited to the net amount of funds received from investors on which the Company paid a fee to PA.

(b) PA agrees to indemnify and hold harmless the Company, its officers, directors, employees, legal counsel and its affiliates (each, a “Company Indemnified Party”) against any and all losses, claims, damages and liabilities, joint or several, and expenses (including all legal or other expenses reasonably incurred by a Company Indemnified Party) caused by or arising out of (i) any misrepresentation or untrue statement or alleged misrepresentation or untrue statement of a material fact made by PA to the Qualified Investors, or the omission or the alleged omission to state to the Qualified Investors a material fact necessary in order to make statements made not misleading in light of the circumstances under which they were made (except to the extent such misrepresentations, untrue statements or omissions are based on information provided to PA by the Company for use in the documents related to the Company furnished to the Qualified Investors (it being understood that the only written information that shall be deemed furnished by the Company for use in documents to be furnished to the Qualified Investors is the information contained on pages 8-18 of the Advanced Equities Late Stage Opportunities Fund I, LLC’s Private Placement Memorandum dated May 12, 2005, as amended and supplemented by the Supplement thereto dated June 8, 2005), (ii) any misrepresentation or untrue statement or alleged misrepresentation or untrue statement of a material fact contained in any document furnished to the Qualified Investors, or the omission or the alleged omission to state in the documents furnished to the Qualified Investors a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they were made, to the extent such misstatements or omissions are made in reliance upon and in conformity with written information furnished by PA for use in the documents furnished to the Qualified Investors, (iii) any breach or alleged breach of any representation, warranty or covenant made by PA in this Agreement, or (iv) PA’s bad faith, gross negligence or willful misconduct in performing the services described herein. PA agrees to reimburse the Company Indemnified Party for any reasonable expense (including reasonable fees and expenses of counsel) incurred as a result of producing documents, presenting testimony or evidence, or preparing to present testimony or evidence (based upon time expended by the Company Indemnified Party at its then current time charges or if such person shall have no established time charges, then based upon reasonable charges), in connection with any court or administrative proceeding (including any investigation which may be preliminary thereto) arising out of or relating to the performance by the Company Indemnified Party of any obligation hereunder. PA’s obligations under this Section 6(b) shall be limited to the amount of the Fee paid to it by the Company.

(c) This Section 6 will survive expiration or termination of this Agreement.

7. Confidentiality. PA will maintain in confidence and will not use for its own benefit or other than for the performance of its obligations under this Agreement: any inventions, confidential know-how, trade secrets and other non-public information and data disclosed to it by the Company, and it will not divulge the same to any other persons until such time as the information becomes a matter of public knowledge. This Section 7 will survive expiration or termination of this Agreement.

8. Purchase and Sale of Secondary Interests of the Company. Commencing August 1, 2005 and continuing through the earlier of (i) January 25, 2007 or (ii) closing of the sale of the Company’s Common Stock pursuant to a registration statement filed by the Company under the Securities Act, in connection with the first underwritten offering of the Company’s securities to the general public, neither PA nor its officers, directors, employees or affiliates will engage in brokering or dealing (or participate in any discussions regarding the brokering or dealing, other than discussions with the Company) of secondary interests of the Company, or otherwise purchase secondary interests of the Company, from any individual, entity or group. This Section 8 will survive expiration or termination of this Agreement.

9. Expenses. The Company shall, promptly following the final closing of the Financing, pay PA (i) its actual legal fees and expenses (up to a maximum of $25,000) incurred in connection with fulfilling its obligations under this Agreement; and (ii) its other reasonable out-of-pocket expenses (up to a maximum of $10,000) incurred in connection with fulfilling its obligations under this Agreement; provided, however, that the Company shall have no such obligation to pay PA until PA provides the Company reasonably detailed invoices that set forth the fees and expenses in (i) and (ii). PA will not be reimbursed for any other expenses it incurs in connection with fulfilling its obligations under this Agreement.

10. Independent Contractor. PA will perform its services hereunder as an independent contractor, and nothing in this Agreement will in any way be construed to constitute PA the agent, employee or representative of the Company. Neither PA nor any agent acting on behalf of PA will enter into any agreement or incur any obligations on the Company’s behalf or commit the Company in any manner or make any representations, warranties or promises on the Company’s behalf or hold itself (or allow itself to be held) as having any authority whatsoever to bind the Company without the Company’s prior written consent, or attempt to do any of the foregoing.

11. General.

(a) Arbitration. Except as otherwise provided by law, the parties hereto agree that any dispute or controversy arising out of, relating to or concerning any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the commercial dispute resolution rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator will be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction. The parties shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay its counsel fees and expenses.

(b) Covenant against Assignment. This Agreement is personal to the parties hereto, and accordingly neither the Agreement nor any right hereunder or interest herein may be assigned or transferred or charged or otherwise dealt with by either party without the express written consent of the other. Notwithstanding the foregoing, however, the Company will be entitled to assign this Agreement and the Company’s rights hereunder to a successor to all or substantially all of its assets, whether by sale, merger or otherwise.

(c) Entire Agreement; Amendment. This Agreement and the attached exhibits constitute the entire contract between the parties with respect to the subject matter hereof and supersede any prior agreements between the parties. Notwithstanding the forgoing, Company and PA agree that nothing in this Agreement effects the rights or obligations of the parties with respect to their Placement Agent Agreement dated July 25, 2003 (“PA Agreement”) relating to the sale of certain shares of Company’s Series F Preferred Stock, including without limitation PA’s rights under the terms of such PA Agreement to participate in Company’s underwriting syndicate as the seller of up to 7% of the shares of Company in its initial public offering. This Agreement may not be amended, nor any obligation hereunder waived, except by an agreement in writing executed by, in the case of an amendment, each of the parties hereto, and, in the case of a waiver, by the party waiving performance.

(d) No Waiver. The failure or delay by a party to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision or prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and will not constitute a waiver of either party’s right to assert any other legal remedy available to it.

(e) Severability. Should any provision of this Agreement be found to be illegal or unenforceable, the other provisions will nevertheless remain effective and will remain enforceable to the greatest extent permitted by law.

(f) Notices. Any notice, demand, offer, request or other communication required or permitted to be given by either the Company or PA pursuant to the terms of this Agreement must be in writing and will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation) to the number provided to the other party or such other number as a party may request by notifying the other in writing, (iv) one business day after being deposited with an overnight courier service or (v) four days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the party at the address previously provided to the other party or such other address as a party may request by notifying the other in writing.

(g) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

The parties have executed this Placement Agent Agreement as of June 24, 2005.

ALIEN TECHNOLOGY CORPORATION

/S/ ROBERT K. EULAU
Signature of Authorized Signatory

Robert K. Eulau, CFO
Name and Title of Authorized Signatory

PLACEMENT AGENT

Name of PA

/S/ DWIGHT O. BADGER
Signature of Authorized Signatory

Name and Title of Authorized Signatory

Exhibit A-1

QUALIFIED INVESTORS

Name and Address of Qualified Investor

1.	Advanced Equities Late Stage Opportunities

Fund I, LLC

311 S. Wacker, Suite 1650

Chicago, IL 60606

2.	Advanced Equities Investments XXIV, LLC

311 S. Wacker, Suite 1650

Chicago, IL 60606

3.	Albatross Partners I, LLC

2020 Grande Loch

Roswell, GA 30075

4.	Excelsior Master Fund, L.P.

Walkers House

George Town, Grand Cayman

5.	Jocin LLC

1300 S. Washington Street

Grand Forks, ND 58201

6.	MHLE I, LLC

1852 Jefferson Street

San Francisco, CA 94213

7.	Peterson Properties

6420 Wilshire Blvd., 20th Floor

Los Angeles, CA 90048

8.	Phoenix Parking Loop, LLC

7730 East Greenway Road, Suite 104

Scottsdale, AZ 85260

9.	Nathan Pollock

2510 Blossom Lane

Beachwood, OH 44122

10.	RFID Investment Partners LLC

6116 Rosemont Circle

North Betheseda, MD 20852

11.	Technology Voyage LLC

190 South River

Holland, MI 49423

12.	Waveland Technology Partners

19100 Von Karman Ave, Suite 480

Irvine, CA 92612

Appendix 1

Investor Name	Investment Amount (by 11/04/05)	Fees Paid
Advanced Equities Late Stage Opportunities Fund I, LLC	$10,000,000	$500,000
Advanced Equities Investments XXIV, LLC	$16,471,685	$823,584.25
Albatross Partners I, LLC	$1,850,000	$92,500
Excelsior Master Fund, L.P.	$1,000,000	$50,000
Jocin LLC	$3,700,000	$185,000
MHLE I, LLC	$2,128,000	$106,400
Peterson Properties	$5,000,000	$250,000
Phoenix Parking Loop, LLC	$500,000	$25,000
Nathan Pollock	$150,000	$7,500
RFID Investment Partners LLC	$4,710,000	$235,500
Technology Voyage LLC	$2,450,000	$122,500
Waveland Technology Partners	$300,000	$15,000

Exhibit A-2

Shareholders Not Introduced to Company By PA

John Stephen Smith

Jack Carsten

Mark Hadley

Amnon Yariv

Randy Bartman

Bill and Nancy Lowe

Frank Lowe

John Stuart Lowe-Smith

Donald T. Aanestad

Collier Buffington

Gordon S. Craig

Richard A. Flasck

Sangtae Kim

Veronica Lopez

Paul Nealey

Tom Nolan

William G. Oldham

George H. Schneer

John T. Velcamp

Howard M. Bailey

Alan V. King

Michelle Swenson And Stan Drobac Rev. Trust Dtd 6/8/95

Donald A. Lee

Arno Penzias

Pamela Miguel

William H. Joseph

Al Joseph

Charlie Bass, Trustee, The Bass Trust UTD 4/29/88

The Carsten 1978 Trust, As Amended UTA 7/12/78, Jack C. Carsten, Trustee

Neil Chlarson

Dennis DeCoste

Charles C. Harwood

Alan V. King & Carolyn B. King Trustees UDT 8/12/86

Patterson Family Trust

Paul R. Patterson Irrevocable Trust

Steven C. Patterson Irrevocable Trust

George H. Schneer & Lois F. Schneer, Co-Trustees of the Schneer Living Trust dated October 1, 1982, as amended

Richard J. Schoofs

Johannes C. Severiens, Jr. Trust U/D/T dated February 1, 2004, Annette Severiens, Successor Trustee

University of Wisconsin Foundation

Lida Urbanek, Trustee of the Lida Urbanek Revocable Trust dated 6/28/95

Samuel Urcis

Bernard Vonderschmitt

WS Investment Company 95A

Danielle Yariv

Dana Yariv Irrevocable Trust

Gabriela Yariv

CMEA Ventures II, L.P.

Dow Chemical Company

David and Valerie Estes

Thomas Lawrence

Mill Valley Partners

Gregory R. Schoofs

Sevin Rosen VI Affiliates Fund L.P.

Sevin Rosen Fund VI L.P.

Sunrise Capital Fund I, LLC

BVCF IV, L.P.

Dr. Jean M.J. Frechet

NEA Presidents Fund, L.P.

NEA Ventures 1999, L.P.

New Enterprise Associates VIII, L.P.

Sevin Rosen Bayless Management Company

Neil Wolff

Allen & Company, Inc.

Avery Dennison Corporation

Digital BandWidth LLC

DuPont Chemical and Energy Operations, Inc., a wholly owned subsidiary of DuPont

Equitek Bridge Ltd.

Beagle Limited

Jack C. Provine & Janice E. Provine, Trustees of the Provine Family Revocable Trust, RTA August 1, 1999

Rho Management Trust I

Robert W. Shapiro and Peggy Y. Shapiro, Trustees for the Shapiro Family Revocable Trust dated November 30, 1990

Stephen Berke

Yoco Partners LLC

Philips Venture Capital Fund, BV

Comdisco, Inc.

Silicon Valley Bank

Ronald Nowicki

Hemant T. Sathe

DVI Financial Services, Inc.

Miroslav Anic

Kathleen A. Wilkerson

Quan Ventures, L.P. (Delaware)

Quan Ventures, L.P. (BVI)

Eric S. Dobkin Charitable Remainder Trust

Lior Bregman

Emigrant Capital Corporation

Northwestern University

Nicholas Guerra

Daniel and Margaret Seligson Trust UAD 3/27/97

Toray International Inc.

Jay Furman

Richard Goldberg

Qventures KG

TeKBanC Limited

Infrastructure and Environmental Private Equity Fund III, L.P.

Environmental and Information Technology Private Equity Fund III

The Productivity Fund IV, L.P.

The Productivity Fund IV Advisors Fund, L.P.

Janos Czukor

Mohammad Zaher

Jean-Pierre Gloton

Paul Intrieri

Firstcorp Funding III

Roehl Pagala

University of California Berkeley

TBCC FUNDING TRUST II

Stan Drobac

WS Investment Company 99A

WS Investment Company 2000A

Glenn Gengel

Bruce Dougan

Randolph Eisenhardt

Nicole Talesfore

Louis Kan

Roger Stewart

Anno Hermanns

New Enterprise Associates 8A, Limited Partnership

Battelle Memorial Institute

Jay Tu

Robert & Susan Robert Abramowitz and Susan Stewart

IDEO Product Development, Inc.

UPM-Kymmene Corporation

Equitek Global Technology Fund, L.P.

Equitek Global Technology Fund (Cayman)

Equitek Bridge II Limited

Jan Bernkopf

Robert W. Shapiro

Jack C. Provine

Omar Alvarado

Teresa Gruber

Tuyen Tran

Jane Ellis

Brian Hoobler

Frank Cuomo

James Atherton

Tom Credelle

Robert A. Buchman

John H. Patton

Debra E. Keller

John Simon

Michael Mcgregor

Elena DeCoste

Corinne DeCoste

Andrew Niu

Arcadio Mariano

Dahlia Tobias

Erlinda Chartrand

Trish McCall

William G. Murphy

Najib Kahn

Brian Daley

Barbara Martinez-Smith

Mary Piasecki

Alice Olmeda-Young

Jun Liu

Hoang Pham

Sherry Dykes

Frederic Vincentini

Wolff Trust UDT 5/25/02

Yihan Shi

Duy Phach Vu

Anne Chiang

Sean Pearson

Elaine Yau

Heller Financial Leasing, Inc.

Keystone European Equity Investments Limited

Marla Abeyta

Mark Berry

Fred Patton

Stav Prodromou

The Gillette Company

Manhattan Associates, Inc.

Lago Ventures Fund One Limited

Eric S. Dobkin

Sevin Rosen Fund VIII L.P.

Sevin Rosen VIII Affiliates Fund L.P.

WS Investment Company, LLC

Jeffery Jacobsen

Larry Hennick

Tanlin Dickey

Patricia Lou Rogness Smith

Oscar R. Rodriguez

Shirley Kim

Scott Family Living Trust

John M. Hemingway

David Aaron

Paul Drziac

Robert Martin

Michael A. Allocco

Kelly Merritt

David Norval

Michael Schnoll

Greg Wimble

Scott Herrmann

David Bledsoe

Christopher Parkinson

Mike Gallagher

Cornelius Sutu

Kimberly Wilson

Ronald Gilbert

Samuel Warner

Susan Pearson

Hans-Rudolph Wickler

SunBridge Partners Technology Fund AH

Bauer Management Associates I, LLC

HS Partners Holding III, L.P.

Theresa Bruno

Charles C. Hamilton

Bradley Bank Associates, LLC

Miami Valley Venture Fund I & II L.P.

Equitek Global Technology Fund AH

Exhibit B

SUMMARY OF TERMS

Exhibit C

SUITABILITY QUESTIONNAIRE

PURCHASER QUESTIONNAIRE

(PROVIDE ALL APPLICABLE INFORMATION)

(Please print or type)

Size of Investor Member Interest :

Purchaser Information:

Name of Individual or Entity:

Federal Tax ID or Social Security Number:

Marital Status (Natural Persons):	Date of Birth:

Citizen of or State of Organization:

Principal Address:

(street)

(city)	(state)	(zip)

Telephone Number:

Mailing Address:
(if different)	(street)

(city)	(state)	(zip)

Co-Purchaser Information:

Name of Individual or Entity:

Federal Tax ID or Social Security Number:

Marital Status (Natural Persons):	Date of Birth:

Citizen of or State of Organization:

Principal Address:
(street)

(city)	(state)	(zip)

Telephone Number:

Mailing Address:
(if different)	(street)

(city)	(state)	(zip)

Indicate Type of Ownership:

☐  Individual

☐  Tenants by the Entireties*

☐  Joint tenants with Rights of Survivorship*

☐  Community Property*

☐  Tenants in Common*

☐  Individual Retirement Account (IRA)* (signature of Custodian also required)

☐  Pension Plan

☐  Keogh Plan

☐  Trust

☐  Partnership

☐  Limited Liability Company

☐  Corporation

☐  Uniform Gift to Minors Act

State:

Custodian’s Name:

Minor’s Name:

*	Two or more signatures required

12.	[FOR INDIVIDUALS] (a) The subscriber’s gross income as evidenced by federal income tax returns for applicable years:

		Individual	With Spouse
(i)	in [2002] was in excess of	$	$
(ii)	in [2003] was in excess of	$	$
(iii)	in [2004] is expected to be in excess of	$	$

(b) The subscriber’s net worth, or joint net worth with the subscriber’s spouse, is in excess of (including the value of home, home furnishings and automobiles):

$

(c) The current value of my liquid assets (cash, marketable securities, cash surrender value of life insurance and other items easily convertible into cash) is sufficient to provide for my current needs and possible personal contingencies:

Yes  ☐    No  ☐

13.	Based upon the foregoing, which of the following categories, if any, constitutes you as an Accredited Investor?

(Initial one)

☐	I have a net worth (including home, home furnishings and automobiles) either jointly or with spouse or individually in excess of $1,000,000.

☐	I have had an individual income (not including income of spouse) during the past two calendar years in excess of $200,000, or joint income with my spouse in excess of $300,000, and I reasonably expect to have income in excess of $200,000 (or joint income with my spouse in excess of $300,000) during this current calendar year.

☐	Other (for entity investors, (i) has $5,000,000 or more of assets and was not formed for the specific purpose of making this investment or (ii) all beneficial owners meet one of the above tests).

NOTE—	SECTION IV OF THE SUBSCRIPTION AGREEMENT MUST ALSO BE FILLED OUT IN A MANNER CONSISTENT WITH THE ABOVE

14.	I have previously participated in any of the following types of investment:

	Yes	No
Stocks	☐	☐

Bonds	☐	☐

Real Estate Limited Partnerships	☐	☐

Oil and Gas Limited Partnerships	☐	☐

Other Tax Shelters	☐	☐

Other Private Placements of Securities	☐	☐

15.	If subscriber is an individual, I consider myself to be an experienced and sophisticated investor; or, if subscriber is an entity (a partnership, corporation, limited liability corporation, trust or estate), the entity considers itself to be an experienced and sophisticated investor.

Yes  ☐    No  ☐

16.	If subscriber is an individual, I have such knowledge and experience in financial and business matters that I am capable of evaluating the risks and merits of this investment and believe that I can afford the loss of my investment in the Company; or, if subscriber is an entity, the entity has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of this investment and believes that it can afford the loss of its investment in the Company.

Yes  ☐    No  ☐

[SIGNATURES SET FORTH ON THE FOLLOWING PAGE]

(NOTE: Signatures should conform with those used in Subscription Agreement.)

Dated:	, 200

If an INDIVIDUAL OR JOINT TENANCY or CO-TENANCY, complete the following:

Print name of individual or joint or co-tenant	Print name of second joint or co-tenant (if any)

Signature of individual or joint or co-tenant	Signature of second joint or co-tenant

If a PARTNERSHIP, CORPORATION, LIMITED LIABILITY CORPORATION, TRUST OR OTHER ENTITY, complete the following:	If an INDIVIDUAL RETIREMENT ACCOUNT

Capacity of authorized Signatory	Print name of Beneficiary

Title of Entity	(Signature of Custodian)

Name of Broker Dealer Selling Interest:
Signature of authorized Signatory

(Signature of Broker Dealer Representative)

Print Name of Representative

Exhibit D

WARRANT AGREEMENT

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Date of Issuance: July 31, 2005	Number of Shares:
(subject to adjustment)

WARRANT TO PURCHASE STOCK

of

ALIEN TECHNOLOGY CORPORATION

(void after July 31, 2010)

1. Number of Shares Subject to Warrant. ALIEN TECHNOLOGY CORPORATION (the “Company”), for value received, hereby certifies that AEI Holding Corporation, or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company the amount and kind of shares of the Company, at a purchase price per share, subject to adjustment as hereinafter provided, upon the occurrence of certain events, all as provided below. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock” and the “Warrant Price,” respectively. This Warrant shall expire on the earliest of (i) 5:00 p.m., Pacific time, on July 31, 2010; (ii) the closing of the sale of the Company’s Common Stock pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the first underwritten offering of its securities to the general public (the “IPO”); or (iii) the effective date of a Change of Control (the “Termination Date”).

2. Definitions. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

(a) The term “Change of Control” means (i) the acquisition of all or substantially all of the assets of the Company by another entity or (ii) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) that results in the voting securities of the Company outstanding immediately prior thereto failing to represent immediately after such transaction or series of transactions (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls such surviving entity) a majority of the total voting power represented by the outstanding voting securities of the Company, such surviving entity or the entity that controls such surviving entity.

(b) The term “Warrant Price” means $5.00.

(c) The term “Warrant Stock” means the Company’s Series H Preferred Stock or other stock or securities received in respect of, or in exchange for, the Preferred Stock.

3. Exercise.

(a) Exercise Procedure. This Warrant is exercisable immediately. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the Notice of Exercise and the Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, as duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate by notice to the Registered Holder, accompanied by payment of the Warrant Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

(b) Effectiveness of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 3(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 3(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

(c) Net Issue Exercise.

(i) In lieu of exercising this Warrant in the manner provided above in Section 3(a), the Registered Holder may elect to receive shares of Warrant Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a Notice of Conversion in the form attached hereto as Attachment 3 in which event the Company shall issue to holder a number of shares of Warrant Stock computed using the following formula:

X	=	Y (A - B)
A
Where X	=	The number of shares of Warrant Stock to be issued to the Registered Holder.

Y	=	The number of shares of Warrant Stock purchasable under this Warrant or the portion thereof to be surrendered (at the date of such calculation).

A	=	The fair market value of one share of Warrant Stock (at the date of such calculation).

B	=	The Warrant Price (as adjusted to the date of such calculation).

(ii) For purposes of this Section 3, the current fair market value of Warrant Stock, with respect to each share of Warrant Stock, shall mean:

(1) If the exercise is in connection with the IPO, the current fair market value shall be the “price to the public” of one share of Common Stock in the final prospectus.

(2) If the exercise is in connection with a Change of Control, the current fair market value shall be the per share value received by the holders of the Common Stock pursuant to the Change of Control, and the exercise shall be effective upon the closing of the Change of Control, subject to due, proper and prior surrender of this Warrant.

(3) Otherwise, the current fair market value shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares sold by the Company from authorized but unissued shares of Common Stock as determined in good faith by its Board of Directors.

(d) Share Certificates. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, with the following legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (“BLUE SKY LAWS”). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT OR AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR BLUE SKY LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STAND-OFF AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL STOCKHOLDER THAT PROHIBITS SALE OR TRANSFER OF SUCH SHARES FOR A PERIOD OF UP TO 180 DAYS FOLLOWING THE DATE OF THE FINAL PROSPECTUS FOR THE INITIAL PUBLIC OFFERING OF THE ISSUER’S COMMON STOCK. THIS AGREEMENT IS BINDING UPON TRANSFEREES. A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF THE ISSUER.

Furthermore, the Company may place on each certificate any legend required by any applicable state blue sky law; and

(ii) in case such exercise is in part only, a new warrant or warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 3(a) above.

4. Adjustments and Notices.

(a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of the Warrant Stock or shall issue a stock dividend with respect to the Warrant Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Warrant Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be. When any adjustment is required to be made to the Warrant Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by the Warrant Price in effect immediately prior to such adjustment by (ii) the Warrant Price in effect immediately after such adjustment.

(b) Reclassification, Exchange, Substitution, In-Kind Distribution. Except with respect to a Change of Control, any reclassifications, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than Warrant Stock, the Registered Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that the Registered Holder would have received for the Warrant Stock if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to the Registered Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new warrant. The provisions of this Section 4(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

(c) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation, as amended from time to time (the “Certificate”), or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 4 and in taking all such action as may be necessary or appropriate to protect the Registered Holder’s rights under this Section 4 against impairment.

(d) Notice. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of the Warrant Stock purchasable upon the exercise or conversion of this Warrant, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Registered Holder of this Warrant at the address of such Registered Holder as shown on the books of the Company, which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise or conversion of this Warrant, setting forth in reasonable detail the method of calculation of each. The Company further agrees to notify the Registered Holder of this Warrant in writing of a Change of Control at least ten (10) days prior to the effective date thereof. The Company also agrees to notify the Registered Holder of this Warrant in writing of the IPO at least ten (10) days prior to the effective date thereof.

5. No Stockholder Rights. This Warrant, by itself, as distinguished from any Warrant Stock purchased hereunder, shall not entitle the Registered Holder to any of the rights of a stockholder of the Company.

6. Transfer of Warrant. This Warrant may be transferred or assigned by the Registered Holder hereof in whole or in part, provided that (i) the transferor provides, at the Company’s request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities law applicable with respect to any other applicable jurisdiction, (ii) the transferee agrees to execute all documents necessary to be bound by the terms of this Warrant and (iii) the Company, in its sole discretion, consents to such assignment or transfer. Notwithstanding the foregoing, this Warrant may be transferred by a Registered Holder which is a partnership to a limited or general partner of such partnership if (i) the transferee agrees in writing to be subject to the terms of this Warrant; (ii) the Registered Holder delivers written notice of such transfer to the Company and (iii) there are no more than five (5) transferees.

7. Registration Rights. The Registered Holder, with respect to the Warrant Stock issuable upon exercise of this Warrant, shall be entitled to certain registration rights upon entering into the Eighth Amended and Restated Registration Rights Agreement dated on or about June 2005, as amended, by and among the Company and the persons and entities listed on Exhibit A and Exhibit B thereto, and upon the terms and obligations set forth in such agreement.

8. Market Stand-off Agreement. The Registered Holder agrees in connection with the IPO that, upon request of the Company or the underwriters managing the IPO, not to sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, limit such Registered Holder’s market risk regarding or otherwise directly or indirectly dispose of any Warrant Stock or other capital stock of the Company or securities exchangeable or convertible into capital stock of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus used in such registration) as may be requested by the Company or such managing underwriters; provided, that the officers and directors of the Company who own stock or options of the Company also agree to such restrictions. The Registered Holder agrees to provide to such underwriters further agreements as such underwriters may reasonably request in connection with this market stand-off agreement, provided that the terms of such agreements are substantially consistent with this Section 8.

9. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock as shall be issuable upon the exercise of this Warrant.

10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new warrant of like tenor.

11. Mailing of Notices. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

12. No Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in the same manner as described in Section 3(c)(ii).

13. Representations and Covenants of the Registered Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Registered Holder.

(a) Investment Purpose. The right to acquire Warrant Stock contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Registered Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption from registration.

(b) Private Issue. The Registered Holder understands (i) that the Warrant Stock issuable upon exercise of this Warrant is not registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 13.

(c) Financial Risk. The Registered Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

(d) Risk of No Registration. The Registered Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), or file reports pursuant to Section 15(d), of the 1934 Act, or if a registration statement covering the securities under the Securities Act is not in effect when the Registered Holder desires to sell (i) the rights to purchase Warrant Stock pursuant to this Warrant or (ii) the Warrant Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Registered Holder also understands that any sale of its rights to purchase Warrant Stock which might be made by it in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms and conditions of that Rule.

(e) Accredited Investor. Registered Holder is an “accredited investor” within the meaning of Rule 501 under the Securities Act, as presently in effect.

14. Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

16. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. In case any provision of this Warrant shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Warrant shall not in any way be affected thereby.

17. Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance hereof shall be interpreted as if such provision were so excluded.

18. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

19. Delay and Omissions. No delay or forbearance by any party to this Warrant in exercising or enforcing its rights under this Warrant shall be deemed to constitute a waiver or release of any rights of such party, and no inference shall be made that any party has waived or released any rights as a result of such party’s delay or forbearance in exercising or enforcing its rights under this Warrant.

20. Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

21. Entire Agreement. Except as otherwise set forth herein, this Warrant constitutes the full and entire and agreement between the parties with regard to the subject matter hereof.

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IN WITNESS WHEREOF, this Warrant to Purchase Stock was executed as of this     day of                     .

ALIEN TECHNOLOGY CORPORATION

By:
Print Name:
Title:

		Address:	18220 Butterfield Blvd. Morgan Hill, CA 95037

Acknowledged and Agreed:

AEI HOLDING CORPORATION

By:
Name:
Title:

Address:	311 S. Wacker, Suite 1650
Chicago, IL 60606

Attachment 1

NOTICE OF EXERCISE

TO:	ALIEN TECHNOLOGY CORPORATION

1. The undersigned hereby elects to purchase              shares of the Warrant Stock of Alien Technology Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name of Warrant Holder)

By:
Title:

Attachment 2

INVESTMENT REPRESENTATION STATEMENT

Warrant Stock (as defined in the attached Warrant)

of

ALIEN TECHNOLOGY CORPORATION

In connection with the purchase of the above-listed securities, the undersigned hereby represents to the Company as follows:

(a) The securities to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(c) Except for a transfer by the undersigned, in the event the undersigned is a partnership, to a limited or general partner of such partnership, the undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

(e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market makers” (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

Dated:

(Typed or Printed Name)

By:
(Signature)

(Title)

Attachment 3

NOTICE OF CONVERSION

TO:	ALIEN TECHNOLOGY CORPORATION

1. The undersigned hereby elects to acquire              shares of the Warrant Stock of Alien Technology Corporation pursuant to the terms of the attached Warrant, by conversion of      percent (    %) of the Warrant.

2. Please issue a certificate or certificates representing said shares of Securities in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

Dated:

(Typed or Printed Name)

By:
(Signature)

(Title)